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                                                                   Exhibit 10.67
                                  CONFIRMATION

                                                                    May 20, 2002

Nelnet, Inc.
Nelnet Loan Services, Inc.
121 South 13th Street
Suite 301
Lincoln, NE 68505

Attention: Terry J. Heimes

               Subject: Student Loan Rate Cap Transaction
               Swap Ref No:________________________

The purpose of this confirmation is to set forth the terms and conditions; of the above referenced rate cap transaction entered into on the Trade Date specified below (the "Swap Transaction") between JPMorgan Chase Bank ("JPMorgan") and, collectively, Nelnet, Inc. and Nelnet Loan Service, Inc. (the "Company"). This confirmation constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         1. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions, (the "ISDA Definitions"), published by the International Swaps and Derivatives Association, Inc. ("ISDA"), except that, for purposes of this Confirmation, all references to "Swap Transactions" in the ISDA Definitions will be deemed to be references to "Transactions". This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement and Schedule thereto dated as of May 20, 2002 (the "Master Agreement") between JPMorgan and the Company. All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions, or the Master Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

TRADE I

Trade Date:                                     May 20, 2002.

Effective Date:                                 May 20, 2002.

Floating Rate Payer:                            The Company.

Floating Rate Payer Payment Dates:              Early Payment applies - three
                                                (3) Business Days prior to the
                                                applicable Period End Date or
                                                the Termination Date, as the
                                                case may be.

Fixed Rate Payer:                               JPMorgan.


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Fixed Rate Payer Payment Dates:                 The 25th day of each February, May, August, and November,
                                                beginning August 26, 2002, and ending on the Termination
                                                Date, subject to adjustment in accordance with the
                                                Following Business Day Convention.

A-1 CAP:

        A-1 Cap Notional Amount:                (i) For the first Calculation Period, $207,500,000, and
                                                (ii) for each subsequent Calculation Period, the actual
                                                principal amount of the Class A-1 Notes outstanding as of
                                                the last day of such Calculation Period divided by 2.

        Floating Rate Payments:

                A-1 Cap Rate:                   Adjusted Student Loan Rate.

                Floating Rate:                  Floating Rate Option plus Spread.

                Floating Rate Option:           USD-LIBOR-BBA, provided however, that (i) the term "London
                                                Banking Days" shall mean a Banking Day in New York and
                                                London and (ii) if USD-LIBOR Reference Banks is used as a
                                                fallback and quotations are not available, the rate will
                                                be the rate in effect for the previous Calculation Period.

                Spread:                         0.04%(4 bps).

                Floating Rate Designated        Three (3) months for every Calculation Period.
                Maturity:

                Floating Rate Reset Dates:      The first day of each Calculation Period.

                Floating Rate Day Count         Actual/360
                Fraction:

                Floating Rate Period End        The 25th day of each February, May, August, and November
                Dates:                          beginning August 26, 2002, and ending on the Termination
                                                Date, subject to adjustment in accordance with the
                                                Following Business Day Convention.

        Fixed Rate Payments:

                Fixed Rate:                     0.01% (1 bp).

                Fixed Rate Day Count            Actual/360
                Fraction:

        A-1 Cap Termination Date:               The earliest of (i) May 25, 2011, (ii) the Distribution
                                                Date following the end of the Collection Period during
                                                which the Pool Balance is reduced to zero; and (iii) the
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                                                Distribution Date on which the principal balance of all of the Class A-1 Notes is reduced to zero

A-2 CAP:

        A-2 Cap Notional Amount:                (i) For the first Calculation Period, $292,500,000, and
                                                (ii) for each subsequent Calculation Period, the actual
                                                principal amount of the Class A-2 Notes outstanding as of
                                                the last day of such Calculation Period divided by 2.

        Floating Rate Payments:

                A-2 Cap Rate:                   Adjusted Student Loan Rate.

                Floating Rate:                  Floating Rate Option plus the Spread.

                Floating Rate Option:           USD-LIBOR-BBA, provided however, that (i) the term "London
                                                Banking Days" shall mean a Banking Day in New York and
                                                London and (ii) if USD-LIBOR Reference Banks is used as a
                                                fallback and quotations are not available, the rate will
                                                be the rate in effect for the previous Calculation Period.

                Spread:                         0.17% (17 bps).

                Floating Rate Designated        Three (3) months for every Calculation Period.
                Maturity:

                Floating Rate Reset             The first day of each Calculation Period.
                Dates:

                Floating Rate Day Count         Actual/360
                Fraction:

                Floating Rate Period End        The 25th day of each February, May, August, and November
                Dates:                          beginning August 26, 2002, and ending on the Termination
                                                Date, subject to adjustment in accordance with the
                                                Following Business Day Convention.


        Fixed Rate Payments:

                Fixed Rate:                     0.01% (1 bp).

                Fixed Rate Day Count            Actual/360
                Fraction:

        A-2 Cap Termination Date:               The earliest of (i) May 25, 2027;(ii) the Distribution
                                                Date following the end of the Collection Period during
                                                which the Pool Balance is reduced to zero; and (iii) the
                                                Distribution Date on which the principal balance of all of the Class A-2 Notes is reduced to zero.

B CAP:
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
        B Cap Notional Amount:                  (i) For the first Calculation Period, $18,135,000, and
                                                (ii) for each subsequent Calculation Period, the actual
                                                principal amount of the Class B Notes outstanding as of
                                                the last day of such Calculation Period divided by 2.

        Floating Rate Payments:

                B Cap Rate:                     Adjusted Student Loan Rate.

                Floating Rate:                  Floating Rate Option plus the Spread.

                Floating Rate Option:           USD-LIBOR-BBA, provided however, that (I) the term "London
                                                Banking Days" shall mean a Banking Day in New York and
                                                London and (ii) if USD-LIBOR Reference Banks is used as a
                                                fallback and quotations are not available, the rate will
                                                be the rate in effect for the previous Calculation Period.

                Spread:                         0.55% (55 bps).

                Floating Rate Designated        Three (3) months for every Calculation Period.
                Maturity:

                Floating Rate Reset             The first day of each Calculation Period.
                Dates:

                Floating Rate Day Count         Actual/360
                Fraction:

                Floating Rate Period End        The 25th day of each February, May, August, and November
                Dates:                          beginning August 26, 2002, and ending on the Termination
                                                Date, subject to adjustment in accordance with the
                                                Following Business Day Convention.

        Fixed Rate Payments:

                Fixed Rate:                     0.01% (1 bp).

                Fixed Rate Day Count            Actual/360
                Fraction:

        B Cap Termination Date:                 The earliest of (i) August 25, 2032, (ii) the Distribution
                                                Date following the end of the Collection Period during
                                                which the Pool Balance is reduced to zero; and (iii) the
                                                Distribution Date on which the principal balance of all of the Class B Notes is reduced to zero.

SETTLEMENT:                                     On each Floating Rate Payer Payment Date, the Floating
                                                Rate Payer will pay to the Fixed Rate Payer the greater of
                                                (i) zero and (ii) the sum of the amounts (to the extent
                                                such
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                                                amount is positive) determined with respect to the A-1
                                                Cap, the A-2 Cap and the B Cap pursuant to the following
                                                formula:

                                                        (Floating Rate minus the Cap Rate) X Notional
                                                        Amount X Floating Rate Day Count Fraction:

                                                provided that in no event, shall the Floating Rate Payer
                                                be liable for an amount in the aggregate in excess of (a)
                                                one half of the B Cap Notional Amount as of each Floating
                                                Rate Payer Payment Date less (b) all payments the Floating
                                                Rate Payer has made under this Trade I prior to such
                                                Floating Rate Payer Payment Date net of any payments
                                                (other than payments of interest) made by the Floating
                                                Amount Payer to the Floating Rate Payer under Trade II.

                                                Subject to Section 3(f) below, on each Fixed Rate Payer
                                                Payment Date, the Fixed Rate Payer will pay to the
                                                Floating Rate Payer the sum of the amounts determined with respect to the A-1 Cap, the A-2 Cap and the B Cap pursuant to the following formula:

                                                        Fixed Rate X Notional Amount X Fixed Rate Day
                                                        Count Fraction.
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TRADE II

Trade Date:                                May 20, 2002.

Effective Date:                            May 20, 2002.

Floating Amount Payer:                     JPMorgan

Termination Date:                          The earliest of (i) August 25, 2032,
Date                                       (ii) the Distribution following the
                                           end of the Collection Period during
                                           which the Pool Balance is reduced to
                                           zero; and (iii) the Distribution Date
                                           on which the principal balance of all
                                           the Class A-l Notes, Class A-2 Notes
                                           and the Class B Notes are reduced to
                                           zero.

Floating Amount:                           An aggregate amount equal to any
                                           Floating Rate Payments made by the
                                           Floating Rate Payer to the Fixed Rate
                                           Payer under Trade I with respect to
                                           the corresponding Calculation Period.

Floating Rate Period End Dates:            The 25th day of each February, May,
                                           August, and November beginning August
                                           26, 2002, and ending on the
                                           Termination Date, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention.

Settlement:                                Subject to Section 3(1) below, the
                                           Floating Amount Payer shall pay the
                                           Floating Rate Payer under Trade I the
                                           Floating Amount on each Floating Rate
                                           Payer Payment Date.

                                           Notwithstanding the foregoing, the
                                           Floating Amount Payer shall be
                                           obligated to pay the Floating Amount
                                           on a Floating Rate Payer Payment Date
                                           only if:

                                                (i) the Floating Rate Payer's
                                                obligations under Trade I with
                                                respect to the applicable
                                                Floating Rate Payer Payment Date
                                                have been satisfied; and

                                                (ii) to the extent that
                                                sufficient Available Funds are
                                                in the Collection Fund to make
                                                the scheduled payment in
                                                accordance with Section
                                                5.03(c)(x) of the Indenture or
                                                sufficient funds are available
                                                in the Reserve Fund to make the
                                                scheduled payment in accordance
                                                with Section 5.04 of the
                                                Indenture (as if the Floating
                                                Rate Payer under Trade I were
                                                one of the two "Counterparties"
                                                thereunder).

                                           If the Floating Amount is not paid on
                                           a Floating Rate Payer Payment Date in
                                           full, the unpaid amount, together
                                           with interest thereon at a rate of
                                           USD-LIBOR-BBA

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                                           accrued on a basis of Actual/360
                                           shall be paid on the next succeeding
                                           Floating Rate Payer Payment Date on
                                           which funds are available therefore
                                           in accordance with the Indenture (as
                                           if the Floating Rate Payer under
                                           Trade I were one of the two
                                           "Counterparties" thereunder). On any
                                           day, the rate shall be the then
                                           current USD-LIBOR-BBA rate determined
                                           as set forth in the Trade I.

3. ADDITIONAL PROVISIONS;

         (a) Business Days. New York

         (b) Calculation Agent. Nelnet, Inc., acting in its capacity as the "Administrator" under the Administration Agreement. The Administrator shall act as Calculation Agent pursuant to the terms of the Administration Agreement and in accordance with the terms of the Schedule. Any calculations and determinations made by the Administrator as Calculation Agent shall be the same as the corresponding calculations and determinations made by it in its capacity as "Calculation Agent" under that certain Student Loan Rate Cap Transaction, evidence by a Confirmation, dated May 20, 2002, between Nelnet Student Loan Trust 2002-1 (the "Trust") and JPMorgan (the "Corresponding Swap Transaction").

         (c) Governing Law. New York law.

         (d) Notice of Payment Amounts. The Calculation Agent shall provide notice to the Floating Rate Payer and the Fixed Rate Payer by at least 1:00 p.m. (New York City time) 1 Business Day prior to the Floating Rate Payer Payment Date with respect to Trade I of whether the Floating Rate Payer is required to make a payment and, if so, the amount of such payment together with reasonable details as to how the amounts were calculated. Notwithstanding anything herein to the contrary, if notice is received by the Floating Rate Payer after 1:00 p.m. (New York City time) 1 Business Day prior to each such Floating Rate Payer Payment Date, the Floating Rate Payer Payment Date shall be one Business Day after the day such notice is deemed to be received. For purposes hereof, any notice received on any day after 1:00 p.m. and/or any day that is not a Business Day shall be deemed received on the next Business Day.

         (e) Termination Payments: In the case of any early termination of this Transaction as a result of an Event of Default where JPMorgan is the Defaulting Party, any amount payable by JPMorgan pursuant to Section 6(e) of the Master Agreement shall be capped at an amount equal to the product of (x) 0.10% (10bps) and (y) the sum of the A-l Cap Notional Amount, A-2 Cap Notional Amount and B Cap Notional Amount as of the Early Termination Date. In the case of any early termination of this Transaction in which an amount is payable by the Company pursuant to Section 6(e) of the Master Agreement, such amount shall be capped at amount not to exceed (a) one half of the B Cap Notional Amount as of the date of such early termination less (b) all payments the Floating Rate Payer has made under Trade I prior to such early termination date net of any payments (other than payments of interest) made by the Floating Amount Payer to the Floating Rate Payer under Trade II.

         (f)Condition to Payments by JPMorgan: It shall be a condition precedent to each payment to be made under this Transaction by JPMorgan that JPMorgan shall have received the payment corresponding thereto (a "corresponding payment") that is due to it from the Trust under the Corresponding Swap Transaction. If any such corresponding payment is not received by JPMorgan as and when due, JPMorgan shall not be obligated to make payment hereunder unless and until it receives such corresponding payment.

4. ACCOUNT DETAILS:

Payments to Party A:

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         For the Account of:           JPMorgan

                                       JPMorgan Chase Bank
                                       ABA # 021-000-021
                                       Account No. 999-97-341
                                       Attn: Structured Products Trading

         For payment inquiries:        JPMorgan Chase Bank
                                       Structured Products Trading
                                       270 Park Avenue
                                       8th Floor
                                       New York, New York 10017
                                       Attn: Jaynita K. Pala
                                       Telephone No.: 212-834-7553
                                       Facsimile No.: 212-834-6187

Payments to the Company:

For the Account of:                    Nelnet, Inc.

                                       Union Bank and Trust
                                       ABA #104-910-795
                                       A/C: # 601-435-2
                                       Attn: Julie Waltke

         For payment inquiries:        Nelnet, Inc.
                                       121 South 13th Street
                                       Suite 301
                                       Lincoln, NE 68505
                                       Attention: Terry J. Heimes
                                       Facsimile No.: 402-458-2399
                                       Telephone No.: 402-458-2300
                                       Electronic Messaging System Details: None

5. OFFICES:

         (a) The Office of JPMorgan for this Transaction is 270 Park Avenue, 40th Floor, New York, New York 10017-2070, Attention: Legal Department-Capital Markets. Except as otherwise provided in the Schedule to the Agreement, the foregoing shall be the address for notices or communications to JPMorgan.

         (b) The Office of the Company for this Transaction is Nelnet, Inc 121 South 13th Street, Suite 301, Lincoln, Nebraska 68505, Attention: Terry J. Heimes.

6. ADDITIONAL DEFINITIONS:

         The following terms shall have the meanings set forth below when used in this Confirmation:

         "Calculation Period" means, in respect of a Swap Transaction and a party, each period from, and including, one Period End Date of that party to, but excluding, the next following applicable Period End Date during the Term of the Swap Transaction, except that (a) the initial Calculation Period for the party

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will commence on, and include, the Effective. Date, and (b) the final
Calculation Period for the party will end on, but exclude, the Termination Date.

         "Expected Interest Collections" means, with respect to any Collection Period, the sum of (i) the amount of interest accrued, net of amounts required to be paid to the Department or to be repaid to Guarantors or borrowers, with respect to the Financed Eligible Loans for such Collection Period (whether or not such interest is actually paid) and (ii) all Interest Benefit Payments and Special Allowance Payments expected to be received by the Trustee for such Collection Period (whether or not actually received), net of amounts required to be paid to the Department, with respect to the Financed Eligible Loans, to the extent not included in (i) above, and (iii) investment earnings on all Investment Securities held by the Trustee available for deposit in the Collection Fund for such Distribution Date.

         "Adjusted Student Loan Rate" means, with respect to any Calculation Period, the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in the relevant Calculation Period and (b) the percentage equivalent (not less than zero percent) of a fraction (i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Calculation Period less the Servicing Fee with respect to such relevant Collection Period and the Administration Fee and the Derivative Product Fees payable on the relevant Floating Rate Payer Payment Date, and (ii) the denominator of which is the Pool Balance as of the first day of such Collection Period.

         In addition, the terms "Administration Agreement", "Administration Fee", "Administrator", "Available Funds", "Class A-1 Notes, "Class A-2 Notes", "Class B Notes", "Collection Fund", "Collection Period", "Department", "Derivative Product Fees", "Derivative Product Payments", "Distribution Date", "Eligible Lender Trustee", "Guarantor", "Indenture", "Interest Benefit Payments", "Investment Securities", "Notes", "Pool Balance", "Servicing Fee", "Reserve Fund", "Special Allowance Payments", "Specified Reserve Fund Balance" and "Financed Eligible Loans" shall have the meanings when used in this Confirmation as ascribed to them in (i) the Amended and Restated Trust Agreement, dated as of May 1, 2002, by and among Nelnet Student Loan Funding, LLC, as the Initial Certificate holder and sponsor, and Wilmington Trust Company (in its individual capacity, the "Trust Company," ("Trust Company") and solely in its capacity thereunder, the "Delaware Trustee"), entered into in order to establish Nelnet Student Loan Trust 2002-1; or (ii) the Indenture of Trust, dated as of May 1, 2002 (the "Indenture"), by and between Nelnet Student Loan Trust 2002-1 (the "Issuer"), and Zions First National Bank, (together with its successors, the 'Trustee"), as trustee thereunder.

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Please confirm chat the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                              Very truly yours,

                                              JPMORGAN CHASE BANK

                                              By: /s/ JAMES DWYER
                                                  ------------------------------
                                              Name: JAMES DWYER
                                              Title: VICE PRESIDENT

Accepted and confirmed as of
the date first written above.
NELNET, INC.

By: /s/ Jeffrey R. Noordhoek
    ------------------------------
    Name: Jeffrey R. Noordhoek
    Title: SVP

NELNET LOAN SERVICES, INC.

By: /s/ Edward P. Martinez
    ------------------------------
    Name: Edward P. Martinez
    Title: Senior Vice President

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